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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT:  February 3, 1997
               DATE OF EARLIEST EVENT REPORTED:  January 31, 1997




                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)

           MINNESOTA                    0-21534                41-1663712
          ----------                    -------                ----------
 (State or other jurisdiction    (Commission File No.)   (IRS Employer ID No.)
       of incorporation)


              724 FIRST STREET NORTH, MINNEAPOLIS, MINNESOTA 55401
              ----------------------------------------------------
                    (Address of principal executive offices)


                                 (612) 338-3300
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS.

     (a) Reference is made to the Press Release issued to the public by the Registrant on January 31, 1997, and attached hereto as an exhibit, relating to the Company acquiring an AM radio broadcast license and certain other broadcasting equipment in the Chicago metropolitan area.

     (b) Reference is made to the cautionary statements of the Registrant filed on Form 8-K on July 3, 1996.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  Exhibits

          99   Press Release dated January 31, 1997.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  February 3, 1997           CHILDREN'S BROADCASTING CORPORATION



                         BY:    /s/ James G. Gilbertson
                              --------------------------------------------------
                                   James G. Gilbertson
                                   Chief Operating Officer and
                                     Treasurer